UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-02715

Exact name of registrant as specified in charter:
DELAWARE GROUP® STATE TAX-FREE INCOME TRUST

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: February 28

Date of reporting period: February 28, 2010

Item 1. Reports to Stockholders

Annual report Delaware Tax-Free Pennsylvania Fund February 28, 2010 Fixed income mutual fund
This annual report is for the information of Delaware Tax-Free Pennsylvania Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Pennsylvania Fund.

The figures in the annual report for Delaware Tax-Free Pennsylvania Fund represent past results, which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Delaware Tax-Free Pennsylvania Fund prospectus contains this and other important information about the Fund. Prospectuses for all open-end funds in the Delaware Investments® Family of Funds are available from your financial advisor, online at www.delawareinvestments.com, or by phone at 800 523-1918. Please read the prospectus carefully before you invest or send money.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Tax-Free Pennsylvania Fund at www.delawareinvestments.com.

Manage your investments online
24-hour access to your account information Obtain share prices Check your account balance and recent transactions Request statements or literature Make purchases and redemptions

On January 4, 2010, Delaware Management Holdings, Inc., and its subsidiaries (collectively known by the marketing name of Delaware Investments) were sold by a subsidiary of Lincoln National Corporation to Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services. Please see your Fund’s prospectus and any supplements thereto for more complete information.

Investments in Delaware Tax-Free Pennsylvania Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund or any particular rate of return.

Table of contents
Portfolio management review	1
Performance summary	6
Disclosure of Fund expenses	10
Sector allocation and credit quality breakdown	12
Statement of net assets	13
Statement of operations	23
Statements of changes in net assets	24
Financial highlights	26
Notes to financial statements	32
Report of independent registered public accounting firm	41
Other Fund information	42
Board of trustees/directors and officers addendum	52
About the organization	58

Unless otherwise noted, views expressed herein are current as of Feb. 28, 2010, and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2010 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Tax-Free Pennsylvania Fund	March 9, 2010

Performance preview (for the period ended February 28, 2010)
Delaware Tax-Free Pennsylvania Fund (Class A shares)	1-year return	+13.15%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	+9.98%
Lipper Pennsylvania Municipal Debt Funds	1-year average	+12.48%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free Pennsylvania Fund, please see the table on page 6.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The 12-month fiscal period ended Feb. 28, 2010, was a favorable one for the Fund and for investors in tax-exempt debt in general. The strong conditions came after two very challenging years for the municipal bond market.

National economic environment

On the heels of a historically difficult prior fiscal period, the stage was set for a strong snapback recovery. Such a recovery came to fruition for the municipal market (as well as the broader fixed income and equity markets) early during the fiscal period. In our view, this recovery was the defining element of the period. For example, investors’ extreme risk aversion eased within weeks of the start of the period — slowly at first, and more quickly as the year progressed. The series of aggressive actions taken by the federal government as well as the Federal Reserve helped to usher in the improved conditions. In December 2008, for example, the Federal Open Market Committee (FOMC) cut its target federal funds rate to a range of 0–0.25%, an all-time low. The Fed kept that rate in place throughout the Fund’s fiscal year. For its part, the federal government passed the Troubled Asset Relief Program (TARP) — a $700 billion package designed to shore up financial institutions — in October 2008. The passage and implementation of the American Recovery and Reinvestment Act of 2009, a $787 billion economic stimulus package passed in February 2009, also helped to ease economic distress during the fiscal year.

By the second quarter of 2009, the worst economic and market conditions appeared to have passed, with the U.S. economy declining by just 0.7%. In the third quarter, gross domestic product turned to growth and expanded at an annualized 2.2% pace, while fourth-quarter growth was estimated at an annual rate of 5.9% — the best result in six years. Despite these favorable signs, joblessness remained historically high. In January 2010, the national unemployment rate stood at 9.7%; this figure was below the October 2009 peak of 10.1%, but well above the 8.2% at the start of the period.

Pennsylvania economic environment

After a delay of more than 100 days into the current fiscal year, Pennsylvania approved a $27.8 billion fiscal 2009 budget — a decrease of approximately $524 million from that of the prior fiscal year.

Legislators achieved a balanced budget through a combination of spending reductions and the addition of new recurring and nonrecurring revenues. For example, the state budget includes a $0.25 per-pack tax increase on cigarettes as well as a new tax on small

Portfolio management review
Delaware Tax-Free Pennsylvania Fund

cigars. The budget also plans for additional, new revenue from poker and other table games, which were legalized in January 2010, at Pennsylvania’s casinos. Even with this influx of money, additional cuts to programs and the state work force remain a possibility for the current fiscal year, as tax revenues in the current fiscal year declined by 8.6% from those of the previous fiscal year. (Sources: Pennsylvania CAFR 2009 and 2008, Moody’s Investors Service, and philly.com.)

Municipal market trends

Early in the reporting period, municipal bond investors remained highly cautious. They tended to favor higher-rated bonds, as these securities face limited credit risk, and shorter-maturity securities, as these bonds are typically subject to limited interest rate risk. But as the evidence of an improving economy mounted, investors began to turn toward bonds offering the prospect of higher returns, albeit with greater risk. The rally gathered momentum in subsequent months thanks in part to a favorable technical environment that generally grew stronger throughout the annual period.
  Demand for municipal bonds was robust. The $80 billion in net inflows into tax-exempt bond mutual funds in calendar year 2009 more than doubled the previous record. (Source: Barclays Capital.)

  Although bond issuance approached a new record as well, supply of tax-exempt debt was limited by the introduction of Build America Bonds, or BABs. These bonds represent a relatively new category of taxable debt, with federally subsidized income payments. While they provided municipal issuers with an attractive alternative to traditional tax-exempt bonds, the surge in issuance of BABs continued diverting supply away from the tax-exempt market.

  Within this environment, the 2-to-30-year yield curve flattened during the year. Yields at the short end remained anchored by the fed funds rate. Yet, driven by the combination of strong demand and constrained municipal supply, yields on longer-maturity bonds declined during the period. (Bond yields move in the opposite direction of bond prices.)
Medium- and lower-rated municipal bonds significantly outperformed their higher-rated counterparts during the Fund’s fiscal year. Credit spreads, often viewed as a way to determine a security or asset class’s perceived level of risk, narrowed from historically high levels at the start of the fiscal period. For example, municipal bond spreads declined from 2.28 percentage points above “prime-rated” AAA securities at the start of the period to 1.64 percentage points at the end of the fiscal period. Such a decline represented investors’ increased willingness to accept “risky” securities during the fiscal period. (Source: Bloomberg.)

Similar trends occurred when viewing the municipal market on a sector-by-sector basis. Namely, credits within traditionally higher-risk sectors, such as industrial development revenue (IDR), hospital, and housing bonds significantly outperformed lower-risk areas like pre-refunded bonds. (Source: Barclays Capital.) Pre-refunded bonds are found on the short end of the yield curve and have historically faced little, if any, credit risk because they are backed by the invested debt proceeds of a second bond issue, typically U.S. Treasury securities.

Fund positioning

At the beginning of the fiscal year, the Fund was allocated relatively defensively, with an emphasis on higher-rated, shorter-maturity bonds. A significant portion of the Fund’s holdings (approximately 20%) was invested in pre-refunded securities, which, as noted above, tend to be among the least risky bonds in the municipal marketplace.

As risk tolerance re-emerged during the course of the year, we saw what we felt was an unusually attractive opportunity to gradually and methodically tilt the portfolio toward a slightly more aggressive stance. Especially during the second and third calendar quarters of 2009, a number of new, lower-rated investment grade issues came to market that offered much-higher-than-usual levels of income at what we believed were still very attractive prices. This provided us with a dual opportunity to trade out of some of the Fund’s more defensive holdings (many of which were scheduled to mature in the coming years) for more-aggressively positioned bonds that we felt offered attractive yields and good long-term value potential for our shareholders.

More specifically, many of our new purchases involved medium- and lower-medium-grade A-rated and BBB-rated issues in the healthcare, education, and transportation sectors. Additionally, we sold some of the Fund’s shorter-maturity bonds — especially those with maturities of five years or less — and replaced them with 30-year and longer bonds.

By the final quarter of 2009 and in early 2010, we had essentially completed repositioning the Fund and began to note relatively fewer value opportunities available in the marketplace. We had sold a significant portion of our exposure to high-quality, short-maturity debt and remained more aggressively positioned at period end.

Performance effects

Our decision to become relatively more aggressive proved a fruitful one when comparing Fund performance to that of the benchmark index. The types of holdings we emphasized during much of the year experienced strong returns relative to the broader municipal market.

Our best individual performers during the fiscal period largely fit the profile of the types of securities that tended to outperform during the period. Namely, they were mid- to low-investment-grade securities with long (20-plus years) maturities.

Philadelphia Hospital and Higher Education bonds issued for Temple University Health System, for example, were among the Fund’s better performers. This healthcare bond is considered a lower-medium-grade issue (rated Baa3 by Moody’s and BBB by Standard & Poor’s). Additionally, we believe investors found its long maturity date (20 years) a particularly attractive characteristic during the fiscal year.

Similarly, the Fund benefited from its holdings in Pennsylvania Economic Development Authority bonds issued for Amtrak. This bond has a similar profile to that of the Temple University Hospital bond. It is rated upper medium grade by both Moody’s and S&P (A2 and A-, respectively), and is due to mature in 2041.

Portfolio management review
Delaware Tax-Free Pennsylvania Fund

The Fund’s weakest individual performers relative to the benchmark index tended to be higher-rated, shorter-maturity bonds. For example, the Fund’s investment in Pittsburgh Water and Sewer bonds, which were pre-refunded, hampered its returns. We sold this position in June 2009 as part of our effort to transition the Fund holdings to reflect the changing market environment during the fiscal year.

Performance summary
Delaware Tax-Free Pennsylvania Fund	February 28, 2010

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Delaware Tax-Free Pennsylvania Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns through Feb. 28, 2010
	1 year	5 years	10 years	Lifetime
Class A (Est. March 23, 1977)
Excluding sales charge	+13.15%	+4.09%	+5.40%	+5.86%
Including sales charge	+8.04%	+3.14%	+4.92%	+5.71%
Class B (Est. May 2, 1994)
Excluding sales charge	+12.15%	+3.27%	+4.74%	+4.53%
Including sales charge	+8.15%	+3.01%	+4.74%	+4.53%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+12.14%	+3.29%	+4.58%	+3.84%
Including sales charge	+11.14%	+3.29%	+4.58%	+3.84%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the “Performance of a $10,000 investment” chart. The current expenses for each class are listed on the Fund expense ratios chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 6 through 9.) Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, and C shares.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee has been contractually limited to 0.25% of average daily net assets from July 1, 2009 through June 30, 2010.

The Board of Trustees has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992, and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% rates described above.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held.

Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Performance summary
Delaware Tax-Free Pennsylvania Fund

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees from July 1, 2009, through June 30, 2010. Please see the most recent prospectus for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses
(without fee waivers)	0.96%	1.69%	1.69%
Net expenses
(including fee waivers, if any)	0.92%	1.69%	1.69%
Type of waiver	Contractual	n/a	n/a

Performance of a $10,000 investment

Average annual total returns from Feb. 29, 2000, through Feb. 28, 2010

For period beginning Feb. 29, 2000 through Feb. 28, 2010	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$17,628
Delaware Tax-Free Pennsylvania Fund — Class A shares	$9,550	$16,146

The chart assumes $10,000 invested in the Fund on Feb. 29, 2000, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 6 through 9.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Feb. 29, 2000.

The Barclays Capital Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	DELIX	233216100
Class B	DPTBX	233216209
Class C	DPTCX	233216308

Disclosure of Fund expenses
For the period September 1, 2009 to February 28, 2010

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2009 to February 28, 2010.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Tax-Free Pennsylvania Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	9/1/09	2/28/10	Expense Ratio	9/1/09 to 2/28/10*
Actual Fund return
Class A	$1,000.00	$1,051.20	0.94%	$4.78
Class B	1,000.00	1,046.00	1.70%	8.62
Class C	1,000.00	1,047.30	1.70%	8.63
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.13	0.94%	$4.71
Class B	1,000.00	1,016.36	1.70%	8.50
Class C	1,000.00	1,016.36	1.70%	8.50

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Sector allocation and credit quality breakdown
Delaware Tax-Free Pennsylvania Fund	As of February 28, 2010

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of net assets
Municipal Bonds	99.64%
Corporate Revenue Bonds	11.18%
Education Revenue Bonds	16.69%
Electric Revenue Bonds	2.50%
Escrowed to Maturity Bonds	6.64%
Health Care Revenue Bonds	28.56%
Housing Revenue Bonds	3.15%
Lease Revenue Bonds	8.02%
Local General Obligation Bonds	1.82%
Pre-Refunded Bonds	2.09%
Special Tax Revenue Bonds	3.40%
State and Territory General Obligation Bonds	2.37%
Transportation Revenue Bonds	10.26%
Water & Sewer Revenue Bonds	2.96%
Total Value of Securities	99.64%
Receivables and Other Assets Net of Liabilities	0.36%
Total Net Assets	100.00%

Credit quality breakdown (as a % of fixed income investments)*
AAA	13.59%
AA	20.11%
A	29.31%
BBB	27.38%
BB	1.25%
Not Rated	8.36%
Total	100.00%

*Bond ratings are determined by independent, nationally recognized statistical rating organizations.

Statement of net assets
Delaware Tax-Free Pennsylvania Fund	February 28, 2010

	Principal amount	Value
Municipal Bonds – 99.64%
Corporate Revenue Bonds – 11.18%
Allegheny County Industrial Development Authority
Environmental Improvement Revenue Refunding
(U.S. Steel Corp.) 6.75% 11/1/24	$4,000,000	$4,163,200
Beaver County Industrial Development Authority
Pollution Control Revenue Refunding
(Atlantic Richfield Project) 5.95% 7/1/21	5,100,000	5,107,242
•(Firstenergy General Corp.) Series C 7.125% 6/1/28 (AMT)	7,500,000	7,859,400
Bucks County Industrial Development Authority
Environmental Improvement Revenue Refunding
(USX Project) 5.40% 11/1/17	2,250,000	2,378,273
Carbon County Industrial Development Authority Resource
Recovery Revenue Refunding
(Panther Creek Partners Project) 6.65% 5/1/10 (AMT)	2,070,000	2,068,448
Dauphin County Industrial Development Authority Water
Revenue Refunding (Dauphin Consolidated Water
Supply Project) Series B 6.70% 6/1/17	1,750,000	2,010,680
Delaware County Industrial Development Authority Water
Facilities Revenue (Philadelphia Suburban Water Project)
6.00% 6/1/29 (NATL-RE) (FGIC) (AMT)	3,000,000	3,006,480
Indiana County Industrial Development Authority Pollution
Control Revenue Refunding
(PSE&G Power Project) 5.85% 6/1/27 (AMT)	3,000,000	3,010,890
Pennsylvania Economic Development Financing
Authority Exempt Facilities Revenue
(Allegheny Energy Supply) 7.00% 7/15/39	6,500,000	7,272,655
•(Exelon Generation Project) Series A 5.00% 12/1/42	2,000,000	2,121,580
Pennsylvania Economic Development Financing Authority
Sewer Sludge Disposal Revenue
(Philadelphia Biosolids Facility) 6.25% 1/1/32	2,500,000	2,585,175
Pennsylvania Economic Development Financing Authority
Solid Waste Disposal Revenue
(Proctor & Gamble Paper Project) 5.375% 3/1/31 (AMT)	11,000,000	11,358,379
Pennsylvania Economic Development Financing Authority
Water Facility Revenue
(Aqua Pennsylvania) Series A 5.00% 10/1/39	2,500,000	2,526,475
(Pennsylvania-American Water Project) 6.20% 4/1/39	2,850,000	3,077,915
		58,546,792

Statement of net assets
Delaware Tax-Free Pennsylvania Fund

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds – 16.69%
Allegheny County Higher Education Building
Authority Revenue
(Carnegie Mellon University Project) 5.25% 3/1/32	$1,900,000	$1,968,609
(Chatham College Project)
Series A 5.85% 3/1/22	590,000	601,529
Series A 5.95% 3/1/32	1,000,000	1,008,840
Series B 5.75% 11/15/35	4,000,000	4,008,559
Delaware County Authority College Revenue Refunding
(Eastern College Project) Series B
5.50% 10/1/19	3,805,000	3,718,930
5.50% 10/1/24	2,850,000	2,654,832
(Haverford College Project) 5.75% 11/15/29	1,875,000	1,933,913
Erie Higher Education Building Authority College
Revenue Refunding (Mercyhurst College Project)
Series B 5.00% 3/15/23	750,000	745,718
Lehigh County General Purpose Authority Revenue
(Desales University Project) 5.125% 12/15/23 (RADIAN)	5,000,000	4,871,749
(Muhlenberg College Project)
5.00% 2/1/29	740,000	757,642
5.25% 2/1/34	1,000,000	1,024,310
5.25% 2/1/39	2,750,000	2,798,923
Lycoming County Authority College Revenue
(Pennsylvania College of Technology Project)
5.375% 7/1/30 (AMBAC)	5,000,000	4,959,899
Northampton County General Purpose Authority Revenue
(Higher Education-Lehigh University) 5.00% 11/15/39	6,000,000	6,178,259
Pennsylvania Economic Development Financing
Authority School Revenue
(Germantown Friends School Project) 5.35% 8/15/31	2,820,000	2,845,690
Pennsylvania Higher Educational Facilities Authority
College & University Revenue
(Drexel University Project) Series A
5.20% 5/1/29	1,500,000	1,522,725
5.20% 5/1/32	1,000,000	1,008,130
(Edinboro University Student Housing)
5.875% 7/1/38	3,500,000	3,321,920
6.00% 7/1/42	1,400,000	1,340,304
(Lafayette College Project) 6.00% 5/1/30	2,500,000	2,514,625
(Philadelphia University Project) 5.00% 6/1/35	1,665,000	1,569,246

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Pennsylvania Higher Educational Facilities Authority
College & University Revenue (continued)
(Thomas Jefferson University Project)
Series B 4.125% 9/1/26 (AMBAC)	$1,000,000	$952,810
Un-Refunded Balance 5.00% 1/1/29	1,610,000	1,628,628
(University of Pennsylvania) Series B
5.00% 9/1/26	1,450,000	1,609,225
5.00% 9/1/27	1,550,000	1,707,093
5.00% 9/1/30	1,000,000	1,078,070
5.00% 9/1/31	250,000	267,678
5.00% 9/1/32	1,000,000	1,067,460
(Ursinus College) 5.125% 1/1/33 (RADIAN)	2,000,000	1,893,020
(Widener University)
5.00% 7/15/39	3,000,000	2,680,530
5.375% 7/15/29	650,000	652,652
Philadelphia Authority for Industrial Development Revenue
(First Philadelphia Charter) Series A 5.75% 8/15/32	4,000,000	3,617,480
(Mast Charter School Project) 6.00% 8/1/35	1,610,000	1,613,623
Philadelphia Redevelopment Authority Revenue
(Beech Student Housing Complex Project) Series A
5.50% 7/1/35 (ACA)	1,500,000	1,200,240
5.625% 7/1/28 (ACA)	1,000,000	852,640
Swarthmore Borough Authority College Revenue
(Swarthmore College Project) 5.00% 9/15/31	15,000,000	15,213,149
		87,388,650
Electric Revenue Bonds – 2.50%
Philadelphia Gas Works Revenue
(Capital Appreciation)
^Series 11-C 6.884% 1/1/12 (AMBAC)	2,500,000	2,332,275
Refunding (8th-1998 General Ordinance) Series A
5.00% 8/1/15	2,640,000	2,791,800
5.00% 8/1/16	3,000,000	3,152,400
Puerto Rico Electric Power Authority Revenue
Series WW 5.00% 7/1/28	4,800,000	4,793,952
		13,070,427
Escrowed to Maturity Bonds – 6.64%
Delaware County Authority Health Facilities Revenue
(Mercy Health Project) 6.00% 12/15/26	3,500,000	3,809,225

Statement of net assets
Delaware Tax-Free Pennsylvania Fund

	Principal amount	Value
Municipal Bonds (continued)
Escrowed to Maturity Bonds (continued)
Pennsylvania Higher Educational Facilities Authority
College & University Revenue
(University of the Arts Project) 5.20% 3/15/25 (RADIAN)	$4,490,000	$4,936,935
Philadelphia Hospitals & Higher Education Facilities
Authority Revenue (Presbyterian Medical Center Project)
6.65% 12/1/19	13,000,000	16,159,858
Pittsburgh Urban Development Water & Sewer Authority
Revenue (Crossover Refunding Projects)
7.25% 9/1/14 (FGIC)	5,250,000	6,007,680
Southcentral General Authority Revenue
(Wellspan Health Obligated Project) 5.625% 5/15/26	3,610,000	3,862,628
		34,776,326
Health Care Revenue Bonds – 28.56%
Allegheny County Hospital Development Authority Revenue
(University of Pittsburg Medical Center) Series A
5.50% 8/15/34	3,980,000	4,071,301
5.625% 8/15/39	5,000,000	5,134,650
Berks County Municipal Authority Revenue
(Health Care-Pooled Financing Project) 5.00% 3/1/28	11,750,000	11,768,800
(Reading Hospital & Medical Center Project)
Series A-3 5.50% 11/1/31	10,000,000	10,544,100
Butler County Hospital Authority Revenue
(Butler Health System Project) 7.25% 7/1/39	8,000,000	8,808,880
Chester County Health & Educational Facilities Authority
Revenue (Jefferson Health Systems Project)
Series B 5.375% 5/15/27	14,270,000	14,292,831
Cumberland County Municipal Authority Revenue
(Diakon Lutheran Ministries Project)
5.00% 1/1/36	2,500,000	2,041,325
6.375% 1/1/39	5,000,000	4,970,100
Dauphin County General Authority Health System Revenue
(Pinnacle Health System Project) Series A 6.00% 6/1/36	10,000,000	10,263,200
Geisinger Authority Health System Revenue
Series A 5.25% 6/1/39	5,000,000	5,173,850
Lancaster County Hospital Authority Revenue
(Brethren Village Project) Series A 6.50% 7/1/40	3,000,000	2,851,590
(Health Center-Willow Valley Retirement Project)
5.875% 6/1/31	2,100,000	2,125,515

	Principal amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
Lycoming County Authority Health Systems Revenue
(Susquehanna Health System Project)
Series A 5.75% 7/1/39	$10,000,000	$9,887,300
Montgomery County Higher Education & Health Authority
Revenue (Abington Memorial Hospital) Series A
5.125% 6/1/32	6,500,000	6,285,825
5.125% 6/1/33	5,000,000	4,982,750
Montgomery County Industrial Development Authority Revenue
(Acts Retirement Communities)
Series A 4.50% 11/15/36	3,000,000	2,404,290
(Acts Retirement-Life Communities)
Series A-1 6.25% 11/15/29	700,000	743,925
(Foulkeways at Gwynedd Project) Series A
5.00% 12/1/24	1,000,000	975,460
5.00% 12/1/30	1,500,000	1,383,285
Mount Lebanon Hospital Authority Revenue (St. Clair
Memorial Hospital Project) Series A 5.625% 7/1/32	4,500,000	4,514,805
Pennsylvania Economic Development Financing Authority
Health System Revenue
(Albert Einstein Healthcare) Series A 6.25% 10/15/23	8,900,000	9,482,505
Pennsylvania Economic Development Financing Authority
Revenue (Dr. Gertrude A. Barber Center Project)
5.90% 12/1/30 (RADIAN)	2,250,000	2,231,145
Pennsylvania Higher Educational Facilities Authority Revenue
(UPMC Health Systems Project)
Series A 6.00% 1/15/31	10,000,000	10,312,800
(University of Pittsburgh Medical Center)
Series E 5.00% 5/15/31	4,500,000	4,513,950
Philadelphia Hospitals & Higher Education Facilities
Authority Revenue (Temple University Health System)
Series B 5.50% 7/1/30	5,000,000	4,413,950
St. Mary Hospital Authority Health System Revenue
(Catholic Health East) Series D 6.25% 11/15/34	5,000,000	5,391,550
		149,569,682
Housing Revenue Bonds – 3.15%
Allegheny County Residential Finance Authority Single
Family Mortgage Revenue Refunding
Series II-2 5.90% 11/1/32 (GNMA) (AMT)	635,000	638,924
Series KK-2 5.40% 5/1/26 (GNMA) (AMT)	2,540,000	2,566,594

Statement of net assets
Delaware Tax-Free Pennsylvania Fund

	Principal amount	Value
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Bucks County Industrial Development Authority
Multi-Family Housing Revenue Guaranteed
(New Hope Manor Project) Series A
5.40% 3/1/22 (AMT)	$1,265,000	$1,274,905
5.50% 3/1/41 (AMT)	5,340,000	5,353,991
Pennsylvania Housing Finance Agency Single Family
Mortgage Revenue
Series 66A 5.65% 4/1/29 (AMT)	415,000	416,208
Series 94-A 5.15% 10/1/37 (AMT)	4,360,000	4,361,875
Philadelphia Industrial Development Authority Revenue
(Germantown Senior Living Presbyterian Homes Project)
Series A 5.625% 7/1/35	2,295,000	1,892,365
		16,504,862
Lease Revenue Bonds – 8.02%
Allegheny County Industrial Development Authority Lease
Revenue (Residential Resource Project)
5.10% 9/1/26	1,335,000	1,244,594
5.125% 9/1/31	1,375,000	1,221,564
Pennsylvania Commonwealth Financing Authority Revenue
Series B 5.00% 6/1/31 (ASSURED GTY)	10,000,000	10,374,700
Pennsylvania Industrial Development Authority Revenue
Refunding (Economic Development) 5.50% 7/1/23	5,000,000	5,536,900
Philadelphia Authority for Industrial Development Revenue
(Sub-Air Cargo Project) Series A 7.50% 1/1/25 (AMT)	2,500,000	2,367,675
Philadelphia Municipal Authority Revenue (Lease)
6.50% 4/1/39	4,000,000	4,226,760
Puerto Rico Public Buildings Authority Revenue
Guaranteed (Government Facilities)
•Refunding Series M-2 5.50% 7/1/35 (AMBAC)	2,100,000	2,159,850
Un-Refunding Balance Series I 5.25% 7/1/33	15,500,000	14,874,730
		42,006,773
Local General Obligation Bonds – 1.82%
Bethel Park School District 5.10% 8/1/33	3,000,000	3,072,090
Chester County Series C 5.00% 7/15/29	3,000,000	3,303,030
Greater Johnstown School District
Series C 5.125% 8/1/25 (NATL-RE)	1,000,000	1,024,600
Mount Lebanon School District Series A 5.00% 2/15/34	2,000,000	2,111,640
		9,511,360

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds – 2.09%
Allegheny County Redevelopment Authority Tax Increment
Revenue (Waterfront Project)
Series B 6.40% 12/15/18-10	$1,500,000	$1,588,695
Lancaster Industrial Development Authority Revenue
(Garden Spot Village Project)
Series A 7.625% 5/1/31-10	1,650,000	1,688,660
Pennsylvania Higher Education Assistance Agency Capital
Acquisition 5.875% 12/15/30-10 (NATL-RE)	7,385,000	7,645,542
		10,922,897
Special Tax Revenue Bonds – 3.40%
Allegheny County Redevelopment Authority Tax Increment
Revenue (Waterfront Project) Series B 6.00% 12/15/10	100,000	102,628
Guam Government Limited Obligation Revenue
(Section 30) Series A
5.625% 12/1/29	95,000	96,453
5.75% 12/1/34	3,170,000	3,219,389
Puerto Rico Sales Tax Financing Corporation Revenue First
Subordinated Series A
ΩCapital Appreciation 6.75% 8/1/32	10,160,000	7,732,674
5.75% 8/1/37	5,620,000	5,809,787
• Washington County Redevelopment Authority Revenue
(Victory Centre Project-Tanger) Series A 5.45% 7/1/35	1,000,000	832,590
		17,793,521
State and Territory General Obligation Bonds – 2.37%
Pennsylvania First Series 5.00% 3/15/28	5,000,000	5,465,900
Puerto Rico Commonwealth Public
Improvement Refunding
Series A 5.25% 7/1/15	3,250,000	3,473,665
Series C 6.00% 7/1/39	3,370,000	3,469,247
		12,408,812
Transportation Revenue Bonds – 10.26%
Allegheny County Airport Revenue Refunding
(Pittsburgh International Airport Project)
Series A 5.75% 1/1/14 (NATL-RE) (AMT)	6,910,000	7,451,813
Delaware River Port Authority (Pennsylvania &
New Jersey Port District Project)
Series B 5.70% 1/1/21 (FSA)	8,560,000	8,573,611

Statement of net assets
Delaware Tax-Free Pennsylvania Fund

	Principal amount	Value
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Erie Western Port Authority General Revenue
6.25% 6/15/10 (AMT)	$265,000	$265,419
Lehigh Northampton Airport Authority Revenue
(Lehigh Valley Airport Project) Series A
6.00% 5/15/25 (NATL-RE) (AMT)	1,525,000	1,525,702
6.00% 5/15/30 (NATL-RE) (AMT)	2,700,000	2,671,650
Pennsylvania Economic Development Financing Authority
Exempt Facilities Revenue (Amtrak Project)
Series A 6.375% 11/1/41 (AMT)	5,000,000	5,061,650
Pennsylvania Economic Development Financing Authority
Revenue (30th Street Station Garage Project)
5.875% 6/1/33 (ACA) (AMT)	4,500,000	4,315,275
Pennsylvania Turnpike Commission Revenue
(Capital Appreciation) Sub-Series E 6.375% 12/1/38	5,000,000	3,200,000
Series R 5.00% 12/1/30 (AMBAC)	2,500,000	2,535,750
Sub-Series Series B 5.25% 6/1/39	3,000,000	3,066,000
Sub-Series Series D 5.125% 12/1/40	3,945,000	3,997,626
Philadelphia Airport Revenue Refunding Series A
5.375% 6/15/29 (ASSURED GTY)	4,030,000	4,259,992
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue
Series AA 5.50% 7/1/18 (NATL-RE)	4,000,000	4,297,120
Un-Refunded Balance Series G
5.00% 7/1/33	1,030,000	957,560
5.00% 7/1/42	1,720,000	1,568,846
		53,748,014
Water & Sewer Revenue Bonds – 2.96%
Cambridge Area Joint Authority Guaranteed Sewer Revenue
5.625% 12/1/28	1,150,000	1,075,929
6.00% 12/1/37	1,000,000	892,650
Philadelphia Water & Waste Revenue Refunding
5.25% 12/15/14 (AMBAC)	11,900,000	13,544,699
		15,513,278
Total Municipal Bonds (cost $502,685,872)		521,761,394

Total Value of Securities – 99.64%
(cost $502,685,872)	$521,761,394
Receivables and Other Assets
Net of Liabilities – 0.36%	1,898,763
Net Assets Applicable to 66,151,043
Shares Outstanding – 100.00%	$523,660,157

Net Asset Value – Delaware Tax-Free Pennsylvania Fund
Class A ($503,533,657 / 63,609,116 Shares)	$7.92
Net Asset Value – Delaware Tax-Free Pennsylvania Fund
Class B ($4,259,335 / 538,191 Shares)	$7.91
Net Asset Value – Delaware Tax-Free Pennsylvania Fund
Class C ($15,867,165 / 2,003,736 Shares)	$7.92

Components of Net Assets at February 28, 2010:
Shares of beneficial interest (unlimited authorization – no par)	$502,184,502
Accumulated net realized gain on investments	2,400,133
Net unrealized appreciation of investments	19,075,522
Total net assets	$523,660,157

^	Zero coupon security. The rate shown is the yield at the time of purchase.
§	Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 9 in “Notes to financial statements.”
•	Variable rate security. The rate shown is the rate as of February 28, 2010.
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Statement of net assets
Delaware Tax-Free Pennsylvania Fund

Summary of abbreviations:
ACA — Insured by American Capital Access
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
ASSURED GTY — Insured by the Assured Guaranty Corporation
FGIC — Insured by the Financial Guaranty Insurance Company
FSA — Insured by Financial Security Assurance
GNMA — Government National Mortgage Association Collateral
NATL-RE — Insured by the National Public Finance Guarantee Corporation
RADIAN — Insured by Radian Asset Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Pennsylvania Fund
Net asset value Class A (A)	$7.92
Sales charge (4.50% of offering price) (B)	0.37
Offering price	$8.29

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statement of operations
Delaware Tax-Free Pennsylvania Fund	Year Ended February 28, 2010

Investment Income:
Interest		$27,370,227

Expenses:
Management fees	$2,785,094
Distribution expenses – Class A	1,375,149
Distribution expenses – Class B	49,622
Distribution expenses – Class C	131,653
Dividend disbursing and transfer agent fees and expenses	278,729
Accounting and administration expenses	202,770
Legal fees	87,686
Reports and statements to shareholders	50,522
Audit and tax	43,563
Trustees’ fees	34,107
Registration fees	16,700
Insurance fees	16,220
Custodian fees	15,748
Pricing fees	11,413
Consulting fees	6,853
Dues and services	3,143
Trustees’ expenses	2,061	5,111,033
Less fees waived		(42,718)
Less waived distribution expenses – Class A		(220,849)
Total operating expenses		4,847,466
Net Investment Income		22,522,761

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments		11,817,250
Net change in unrealized appreciation/depreciation of investments		27,552,891
Net Realized and Unrealized Gain on Investments		39,370,141

Net Increase in Net Assets Resulting from Operations		$61,892,902

See accompanying notes

Statements of changes in net assets
Delaware Tax-Free Pennsylvania Fund

	Year Ended
	2/28/10	2/28/09
Increase (Decrease) in Net Assets from Operations:
Net investment income	$22,522,761	$21,733,374
Net realized gain on investments	11,817,250	1,269,796
Net change in unrealized
appreciation/depreciation of investments	27,552,891	(14,473,774)
Net increase in net assets resulting
from operations	61,892,902	8,529,396

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(21,853,729)	(21,123,405)
Class B	(183,893)	(233,452)
Class C	(488,131)	(373,525)

Net realized gain on investments:
Class A	(6,236,039)	—
Class B	(57,664)	—
Class C	(171,893)	—
	(28,991,349)	(21,730,382)

Capital Share Transactions:
Proceeds from shares sold:
Class A	27,667,034	36,862,816
Class B	83,492	82,492
Class C	4,444,665	3,715,629

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	17,887,445	13,004,651
Class B	148,049	130,127
Class C	537,352	303,977
	50,768,037	54,099,692

	Year Ended
	2/28/10	2/28/09
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(42,476,369)	$(66,950,096)
Class B	(1,864,698)	(2,048,816)
Class C	(1,580,162)	(1,872,451)
	(45,921,229)	(70,871,363)
Increase (decrease) in net assets
derived from capital share transactions	4,846,808	(16,771,671)
Net Increase (Decrease) in Net Assets	37,748,361	(29,972,657)

Net Assets:
Beginning of year	485,911,796	515,884,453
End of year (including undistributed net investment
income of $— and $2,992, respectively)	$523,660,157	$485,911,796

See accompanying notes

Financial highlights
Delaware Tax-Free Pennsylvania Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued
Interest and fees on short-term floating rate notes issued
Total expenses2
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued prior to fees waived and expense paid indirectly
Interest and fees on short-term floating rate notes issued
Total expenses prior to fees waived and expense paid indirectly2
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

2 Total expenses and total expenses prior to fees waived and expense paid indirectly include interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 7 in “Notes to financial statements.”

See accompanying notes

Year Ended
2/28/10	2/28/09	2/29/08	2/28/07	2/28/06
$7.410	$7.610	$8.140	$8.110	$8.140

0.346	0.329	0.327	0.337	0.347
0.609	(0.200)	(0.517)	0.033	(0.030)
0.955	0.129	(0.190)	0.370	0.317

(0.346)	(0.329)	(0.340)	(0.340)	(0.347)
(0.099)	—	—	—	—
(0.445)	(0.329)	(0.340)	(0.340)	(0.347)

$7.920	$7.410	$7.610	$8.140	$8.110

13.15%	1.70%	(2.44% )	4.68%	3.97%

$503,534	$468,737	$498,583	$553,230	$570,329

0.93%	0.90%	0.90%	0.91%	0.82%
0.00%	0.00%	0.11%	0.11%	0.09%
0.93%	0.90%	1.01%	1.02%	0.91%

0.98%	0.96%	0.96%	0.97%	0.86%
0.00%	0.00%	0.11%	0.11%	0.09%
0.98%	0.96%	1.07%	1.08%	0.95%
4.46%	4.34%	4.21%	4.18%	4.27%

4.41%	4.28%	4.15%	4.12%	4.23%
43%	24%	7%	10%	13%

Financial highlights
Delaware Tax-Free Pennsylvania Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued
Interest and fees on short-term floating rate notes issued
Total expenses2
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued prior to fees waived and expense paid indirectly
Interest and fees on short-term floating rate notes issued
Total expenses prior to fees waived and expense paid indirectly2
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

2 Total expenses and total expenses prior to fees waived and expense paid indirectly include interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 7 in “Notes to financial statements.”

See accompanying notes

Year Ended
2/28/10	2/28/09	2/29/08	2/28/07	2/28/06
$7.410	$7.610	$8.130	$8.110	$8.140

0.287	0.271	0.276	0.275	0.285
0.598	(0.200)	(0.517)	0.023	(0.030)
0.885	0.071	(0.241)	0.298	0.255

(0.286)	(0.271)	(0.279)	(0.278)	(0.285)
(0.099)	—	—	—	—
(0.385)	(0.271)	(0.279)	(0.278)	(0.285)

$7.910	$7.410	$7.610	$8.130	$8.110

12.15%	0.92%	(3.07% )	3.76%	3.17%

$4,259	$5,543	$7,540	$11,660	$17,762%

1.69%	1.67%	1.67%	1.68%	1.59%
0.00%	0.00%	0.11%	0.11%	0.09%
1.69%	1.67%	1.78%	1.79%	1.68%

1.70%	1.69%	1.69%	1.70%	1.59%
0.00%	0.00%	0.11%	0.11%	0.09%
1.70%	1.69%	1.80%	1.81%	1.68%
3.70%	3.57%	3.44%	3.41%	3.50%

3.69%	3.55%	3.42%	3.39%	3.50%
43%	24%	7%	10%	13%

Financial highlights
Delaware Tax-Free Pennsylvania Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued
Interest and fees on short-term floating rate notes issued
Total expenses2
Ratio of expenses to average net assets excluding interest and fees on short-term floating rate notes issued prior to fees waived and expense paid indirectly
Interest and fees on short-term floating rate notes issued
Total expenses prior to fees waived and expense paid indirectly2
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
2 Total expenses and total expenses prior to fees waived and expense paid indirectly include interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs. See Notes 1 and 7 in “Notes to financial statements.”

See accompanying notes

Year Ended
2/28/10	2/28/09	2/29/08	2/28/07	2/28/06
$7.420	$7.610	$8.140	$8.110	$8.140

0.287	0.271	0.276	0.275	0.284
0.598	(0.190)	(0.527)	0.033	(0.030)
0.885	0.081	(0.251)	0.308	0.254

(0.286)	(0.271)	(0.279)	(0.278)	(0.284)
(0.099)	—	—	—	—
(0.385)	(0.271)	(0.279)	(0.278)	(0.284)

$7.920	$7.420	$7.610	$8.140	$8.110

12.14%	1.06%	(3.19% )	3.88%	3.17%

$15,867	$11,632	$9,761	$8,410	$7,950

1.69%	1.67%	1.67%	1.68%	1.59%
0.00%	0.00%	0.11%	0.11%	0.09%
1.69%	1.67%	1.78%	1.79%	1.68%

1.70%	1.69%	1.69%	1.70%	1.59%
0.00%	0.00%	0.11%	0.11%	0.09%
1.70%	1.69%	1.80%	1.81%	1.68%
3.70%	3.57%	3.44%	3.41%	3.50%

3.69%	3.55%	3.42%	3.39%	3.50%
43%	24%	7%	10%	13%

Notes to financial statements
Delaware Tax-Free Pennsylvania Fund	February 28, 2010

Delaware Group® State Tax-Free Income Trust (Trust) is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Pennsylvania Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months.

The investment objective of Delaware Tax-Free Pennsylvania Fund is to seek a high level of current interest income exempt from federal income tax and certain Pennsylvania state and local taxes, consistent with the preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities are valued at market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (February 28, 2007 – February 28, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Interest and Related Expenses — Interest and related expenses include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees from the Fund’s participation in inverse floater programs where the Fund has transferred its own bonds to a trust that issues floating rate securities with an aggregate principal amount equal to the principal of the transferred bonds. In conveyance of the bond, the Fund receives the inverse floating rate securities and cash from the trust. As a result of certain rights retained by the Fund, the transfer of the bond is not considered a sale, but rather a form of financing for accounting purposes whereby the cash received is recorded as a liability and interest expense is recorded based on the interest rate of the floating rate securities. Remarketing fees, liquidity fees, and trustees’ fees expenses are recorded on the accrual basis.

The Fund sold out of its inverse floater position on March 14, 2008.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended February 28, 2010.

On July 1, 2009, the Financial Accounting Standards Board (FASB) issued the FASB Accounting Standards Codification (Codification). The Codification became the single source of authoritative nongovernmental U.S. GAAP, superseding existing literature of the FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other sources. The Codification is

Notes to financial statements
Delaware Tax-Free Pennsylvania Fund

1. Significant Accounting Policies (continued)

effective for interim and annual periods ending after September 15, 2009. The Fund adopted the Codification for the year ended February 28, 2010. There was no impact to financial statements as the Codification requirements are disclosure-only in nature.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

Prior to July 1, 2009, DMC had contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)), did not exceed 0.67% of average daily net assets. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Fund’s Board and DMC. These expense waivers and reimbursements applied only to expenses paid directly by the Fund. Currently there is no waiver in place.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended February 28, 2010, the Fund was charged $25,368 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The total 12b-1 expenses to be paid by Class A shareholders of the Fund will be sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% rates described above. DDLP has contracted to limit distribution and service fees through June 30, 2010, in order to prevent distribution and service fees of the Class A shares from exceeding 0.25% of average daily net assets. This contractual waiver is applied to the shares of the Fund that were acquired on or after June 1, 1992 in calculating the applicable 12b-1 fee rate.

At February 28, 2010, the Fund had liabilities payable to affiliates as follows:

Investment management fees payable to DMC	$219,397
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	19,644
Distribution fees payable to DDLP	106,007
Other expenses payable to DMC and affiliates*	20,131

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended February 28, 2010, the Fund was charged $40,259 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended February 28, 2010, DDLP earned $ 54,951 for commissions on sales of the Fund’s Class A shares. For the year ended February 28, 2010, DDLP received gross CDSC commissions of $0, $2,309 and $1,160 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended February 28, 2010, the Fund made purchases of $217,122,062 and sales of $ 214,037,174 of investment securities other than short-term investments.

At February 28, 2010, the cost of investments for federal income tax purposes was $502,685,872. At February 28, 2010, net unrealized appreciation was $19,075,522, of which $24,021,106 related to unrealized appreciation of investments and $4,945,584 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability.

Notes to financial statements
Delaware Tax-Free Pennsylvania Fund

3. Investments (continued)

Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets

Level 2 –	inputs are observable, directly or indirectly

Level 3 –	inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of February 28, 2010:

Municipal Bonds
Level 2	$521,761,394

There were no Level 3 securities at the beginning or end of the year.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending February 28, 2011 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended February 28, 2010 and 2009 was as follows:

	Year Ended
	2/28/10	2/28/09
Ordinary income	$299,508	$52,564
Tax-exempt income	22,226,245	21,677,818
Long-term capital gain	6,465,596	—
Total	$28,991,349	$21,730,382

5. Components of Net Assets on a Tax Basis

As of February 28, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$502,184,502
Undistributed ordinary income	227,409
Undistributed long-term capital gains	2,172,724
Distribution payable	(386,330)
Undistributed tax-exempt income	386,330
Unrealized appreciation of investments	19,075,522
Net assets	$523,660,157

For federal income tax purposes, $2,951,521 of capital loss carryforwards from prior years was utilized in the year ended February 28, 2010.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	2/28/10	2/28/09
Shares sold:
Class A	3,537,045	4,905,093
Class B	10,730	10,562
Class C	567,882	491,467

Shares issued upon reinvestment of dividends and distributions:
Class A	2,346,027	1,720,112
Class B	19,087	17,183
Class C	71,531	40,302
	6,552,302	7,184,719

Shares repurchased:
Class A	(5,494,667)	(8,912,828)
Class B	(239,394)	(270,853)
Class C	(203,898)	(245,694)
	(5,937,959)	(9,429,375)
Net increase (decrease)	614,343	(2,244,656)

For the years ended February 28, 2010 and 2009, 152,820 Class B shares were converted to 152,820 Class A shares valued at $1,191,984 and 110,983 Class B shares were converted to 110,963 Class A shares valued at $843,390, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

Notes to financial statements
Delaware Tax-Free Pennsylvania Fund

7. Derivatives

U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Inverse Floaters — The Fund may participate in inverse floater programs where the Fund transfers its own bonds to a trust that issues floating rate securities and inverse floating rate securities (inverse floaters) with an aggregate principal amount equal to the principal of the transferred bonds. The inverse floaters received by the Fund are derivative tax-exempt obligations with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of the inverse floaters will generally be more volatile than other tax-exempt investments. The Fund typically uses inverse floaters to adjust the duration of its portfolio. Duration measures a portfolio’s sensitivity to changes in interest rates. By holding inverse floaters with a different duration than the underlying bonds that the Fund transferred to the trust, the Fund seeks to adjust its portfolio’s sensitivity to changes in interest rates. The Fund may also invest in inverse floaters to add additional income to the Fund or to adjust the Fund’s exposure to a specific segment of the yield curve. At February 28, 2010, the Fund held no inverse floaters.

8. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $35,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The agreement expires on November 16, 2010. The Fund had no amounts outstanding as of February 28, 2010 or at any time during the year then ended.

9. Credit and Market Risk

The Fund concentrates its investments in securities issued by Pennsylvania municipalities. The value of these investments may be adversely affected by new legislation within Pennsylvania, regional or local economic conditions, as applicable, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At February 28, 2010, 16.24% of the Fund’s net assets were insured by bond insurers. These securities have been identified in the statement of net assets.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of February 28, 2010, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Notes to financial statements
Delaware Tax-Free Pennsylvania Fund

11. Sale of Delaware Investments to Macquarie Group

On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, DDLP and DSC, would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment management agreement between DMC and the Fund. On January 4, 2010, the new investment management agreement between DMC and the Fund that was approved by the shareholders became effective.

12. Subsequent Events

Management has evaluated whether any events or transactions occurred subsequent to February 28, 2010 and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

13. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended February 28, 2010, the Fund designates distributions paid during the year as follows:

(A)	Long-Term Capital Gain Distributions (Tax Basis)	22.30%
(B)	Ordinary Income Distributions (Tax Basis)	1.03%
(C)	Tax-Exempt Distributions (Tax Basis)	76.67%
	Total Distributions (Tax Basis)	100.00%

(A), (B), and (C) are based on a percentage of the Fund’s total distributions.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group State Tax-Free Income Trust — Delaware Tax-Free Pennsylvania Fund

We have audited the accompanying statement of net assets of the Delaware Tax-Free Pennsylvania Fund (the sole series of Delaware Group State Tax-Free Income Trust) (the “Fund”) as of February 28, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Tax-Free Pennsylvania Fund of Delaware Group State Tax-Free Income Trust at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
April 21, 2010

Other Fund information
(Unaudited)
Delaware Tax-Free Pennsylvania Fund

Proxy Results

At Joint Special Meetings of Shareholders of Delaware Group® State Tax-Free Income Trust (the “Trust”), on behalf of Delaware Tax-Free Pennsylvania Fund (the “Fund”), held on November 12, 2009 and reconvened on March 16, 2010, the shareholders of the Fund voted to (i) elect a Board of Trustees for the Trust; and to (ii) approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Delaware Management Company. At the meeting, the following people were elected to serve as Independent Trustees: Thomas L. Bennett, John A. Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann R. Leven, Thomas F. Madison, Janet L. Yeomans, and J. Richard Zecher. In addition, Patrick P. Coyne was elected to serve as an Interested Trustee.

The following proposals were submitted for a vote of the shareholders:

1. To elect a Board of Trustees for the Trust.

		% of	% of		% of	% of
		outstanding	shares		outstanding	shares
	Shares voted for	shares	voted	Shares withheld	shares	voted
Thomas L. Bennett	50,718,702.121	77.379	97.197	1,462,737.453	2.232	2.803
Patrick P. Coyne	50,777,209.237	77.469	97.309	1,404,230.337	2.142	2.691
John A. Fry	50,760,393.137	77.443	97.277	1,421,046.437	2.168	2.723
Anthony D. Knerr	50,641,513.974	77.262	97.049	1,539,925.600	2.349	2.951
Lucinda S. Landreth	50,698,769.368	77.349	97.159	1,482,670.206	2.262	2.841
Ann R. Leven.	50,634,443.623	77.251	97.035	1,546,995.951	2.360	2.965
Thomas F. Madison	50,576,033.805	77.162	96.923	1,605,405.769	2.449	3.077
Janet L. Yeomans	50,677,303.113	77.316	97.117	1,504,136.461	2.295	2.883
J. Richard Zecher	50,686,287.645	77.330	97.135	1,495,151.929	2.281	2.865

2.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Delaware Management Company.

Delaware Tax-Free Pennsylvania Fund
Shares Voted For	36,971,918.682
Percentage of Outstanding Shares	56.406%
Percentage of Shares Voted	71.520%
Shares Voted Against	1,073,274.817
Percentage of Outstanding Shares	1.638%
Percentage of Shares Voted	2.076%
Shares Abstained	1,512,549.972
Percentage of Outstanding Shares	2.308%
Percentage of Shares Voted	2.926%
Broker Non-Votes	12,136,846.274

Board Consideration of New Investment Advisory Agreement

At a meeting held on September 3, 2009 (the “Meeting”), the Board of Trustees of the Delaware Investments Family of Funds (the “Board”), including the independent Trustees, unanimously approved a new investment advisory agreement between each registrant on behalf of each series (each, a “Fund” and together, the “Funds”) and Delaware Management Company (“DMC”) in connection with the sale of Delaware Investments’ advisory business to Macquarie Bank Limited (the “Macquarie Group”) (the “Transaction”). In making its decision, the Board considered information furnished specifically in connection with the approval of the new investment advisory agreements with DMC (the “New Investment Advisory Agreements”) which included extensive materials about the Transaction and matters related to the proposed approvals. To assist the Board in considering the New Investment Advisory Agreements, Macquarie Group provided materials and information about Macquarie Group, including detailed written responses to the questions posed by the independent Trustees. DMC also provided materials and information about the Transaction, including detailed written responses to the questions posed by the independent Trustees.

At the Meeting, the Trustees discussed the Transaction with DMC management and with key Macquarie Group representatives. The Meeting included discussions of the strategic rationale for the Transaction and Macquarie Group’s general plans and intentions regarding the Funds and DMC. The Board members also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of Delaware Management Holdings Inc. and DMC in connection with the Transaction.

In connection with the Trustees’ review of the New Investment Advisory Agreements for the Funds, DMC and/or Macquarie Group emphasized that:
  They expected that there would be no adverse changes as a result of the Transaction, in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services.

  No material changes in personnel or operations were contemplated in the operation of DMC under Macquarie Group as a result of the Transaction and no material changes were currently contemplated in connection with third party service providers to the Funds.

  Macquarie Group had no intention to cause DMC to alter the voluntary expense waivers and reimbursements currently in effect for the Funds.

  Under the agreement between Macquarie Group and Lincoln National Corporation (“LNC”) (the “Transaction Agreement”), Macquarie Group has agreed to conduct, and to cause its affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the “1940 Act”) with respect to the Funds, to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the closing of the Transaction (the “Closing”).

Other Fund information
(Unaudited)
Delaware Tax-Free Pennsylvania Fund

Board Consideration of New Investment Advisory Agreement (continued)

In addition to the information provided by DMC and Macquarie Group as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the New Investment Advisory Agreements, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, for each Fund, the Trustees determined that the overall arrangements between the Fund and DMC, as provided in the respective New Investment Advisory Agreement, including the proposed advisory fee and the related administration arrangements between the Fund and DMC, were fair and reasonable in light of the services to be performed, expenses incurred, and such other matters as the Trustees considered relevant. Factors evaluated included:
  The potential for expanding distribution of Fund shares through access to Macquarie Group’s existing distribution channels;

  Delaware Investments’ acquisition of an exclusive wholesaling sales force from a subsidiary of LNC;

  The reputation, financial strength, and resources of Macquarie Group as well as its historic and ongoing commitment to the asset management business in Australia as well as other parts of the world;

  The terms and conditions of the New Investment Advisory Agreements, including that each Fund’s total contractual fee rate under the New Investment Advisory Agreement will remain the same;

  The Board’s full annual review (or initial approval) of the current investment advisory agreements at their in-person meeting in May 2009 as required by the 1940 Act and its determination that (i) DMC had the capabilities, resources, and personnel necessary to provide the satisfactory advisory and administrative services currently provided to each Fund and (ii) the advisory and/or management fees paid by each Fund, taking into account any applicable fee waivers and breakpoints, represented reasonable compensation to DMC in light of the services provided, the costs to DMC of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of its reasonable judgment;

  The portfolio management teams for the Funds are not currently expected to change as a result of the Transaction;

  LNC and Macquarie Group were expected to execute a reimbursement agreement pursuant to which LNC and Macquarie Group would agree to pay (or reimburse) all reasonable out-of-pocket costs and expenses of the Funds in connection with the Board’s consideration of the Transaction, the New Investment Advisory Agreements and related agreements, and all costs related to the proxy solicitation (the “Expense Agreement”);

  The likelihood that Macquarie Group would invest additional amounts in Delaware Investments, including DMC, which could result in increased assets under management, which in turn would allow some Funds the potential opportunity to achieve economies of scale and lower fees payable by Fund shareholders; and

  The compliance and regulatory history of Macquarie Group and its affiliates.
In making their decision relating to the approval of each Fund’s New Investment Advisory Agreement, the independent Trustees gave attention to all information furnished. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the New Investment Advisory Agreements.

Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreements would be substantially similar to the current investment advisory agreements between the Funds and DMC (the “Current Investment Advisory Agreements”), and therefore, considered the many reports furnished to them throughout 2008 and 2009 at regular Board meetings covering matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the code of ethics adopted throughout the Delaware Investments Family of Funds complex; and the adherence to fair value pricing procedures as established by the Board. The Trustees were pleased with the current staffing of DMC and the emphasis placed on research and risk management in the investment process. Favorable consideration was given to DMC’s efforts to maintain expenditures and, in some instances, increase financial and human resources committed to Fund matters.

The Board also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, Delaware Service Company, Inc. (“DSC”). The Trustees noted, in particular, DSC’s commitment to maintain a high level of service as well as DMC’s expenditures to improve the delivery of shareholder services. The Board was assured that shareholders would continue to receive the benefits provided to Fund shareholders by being part of the Delaware Investments Family of Funds, including each shareholder’s ability to exchange an investment in one Delaware Investments Fund for the same class of shares in another Delaware Investments Fund without a sales charge, to reinvest Fund dividends into additional shares of any of the Funds, and the privilege to combine holdings in other Funds to obtain a reduced sales charge.

Based on the information provided by DMC and Macquarie Group, including that Macquarie Group and DMC currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC or (ii) third party service providers to the Funds, the Board concluded that the satisfactory nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory Agreements. Moreover, the Board concluded that the Funds would probably benefit from the

Other Fund information
(Unaudited)
Delaware Tax-Free Pennsylvania Fund

Board Consideration of New Investment Advisory Agreement (continued)

expanded distribution resources that would become available to Delaware Investments following the Transaction. The Board also concluded that it was very unlikely that any “unfair burden” would be imposed on any of the Funds for the first two years following the Closing as a result of the Transaction. Consequently, the Board concluded that it did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution or other shareholder services) currently provided to the Funds and their shareholders.

Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Trustees placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. Although the Trustees gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Trustees gave particular weight to their review of investment performance in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in May 2009. At that meeting, the Trustees reviewed reports prepared by Lipper, Inc., an independent statistical compilation organization (“Lipper”), which showed each Fund’s investment performance as of December 31, 2008 in comparison to a group of funds selected by Lipper as being similar to the Fund (the “Performance Universe”). During the May 2009 agreement review process, the Trustees observed the significant improvements to relative investment performance of the Funds compared to the Funds’ performance as of December 31, 2007.

At their meeting on September 3, 2009, the Trustees, including the independent Trustees in consultation with their independent counsel, reviewed the investment performance of each Fund. The Trustees compared the performance of each Fund relative to that of its respective Performance Universe for the 1-, 3-, 5-, and 10-year periods ended June 30, 2009 and compared its relative investment performance against the corresponding relative investment performance of each Fund for such time periods ended December 31, 2008, to the extent applicable. As of June 30, 2009, 30 of the Funds had investment performance relative to that of the respective Performance Universe that was better than the corresponding relative investment performance at December 31, 2008 for all applicable time periods. At June 30, 2009, an additional 6 Funds had investment performance relative to that of their respective Performance Universe that was better than the corresponding relative investment performance at December 31, 2008 for a majority of the applicable time periods. At June 30, 2009, 15 additional Funds had investment performance relative to that of their respective Performance Universe that was better than the corresponding relative performance at December 31, 2008 and only 29 Funds had poorer relative investment performance at June 30, 2009 compared to that at December 31, 2008.

The Board therefore concluded that the investment performance of the Funds, on an aggregate basis, had continued to improve relative to their respective Performance Universe since the data reviewed at the May 2009 meeting. Based on information provided by DMC and Macquarie Group, the Board concluded that neither the Transaction nor the New Investment Advisory Agreement would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Macquarie Group did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance, which the Board found to be satisfactory and improving; and (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction.

Comparative Expenses. The Trustees also considered expense comparison data for the Funds previously provided in May 2009. At that meeting, DMC had provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Trustees focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Lipper as being similar to each Fund (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee limitations. Each Fund’s total expenses were also compared with those of its Expense Group. The Trustees also considered fees paid to Delaware Investments for nonmanagement services. At the September 3, 2009 meeting, DMC advised the Board that the more recent comparative expenses for the Funds remained consistent with the previous review in May 2009 and, consequently, the Trustees concluded that expenses of the Funds were satisfactory.

The Board also considered the Expense Agreement under negotiation in evaluating Fund expenses. The Trustees expected that the Expense Agreement would provide that LNC and Macquarie Group would pay or reimburse the Trusts for all reasonable out-of-pocket costs and expenses in connection with the Transaction and the consideration of the New Investment Advisory Agreements (subject to certain limited exceptions).

Based on information provided by DMC and Macquarie Group, the Board concluded that neither the Transaction nor the New Investment Advisory Agreements likely would have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreement would remain the same; (ii) under the Expense Agreement, the Funds would be reimbursed for all reasonable out-of-pocket costs and expenses in connection with the Transaction and the related proxy solicitation (subject to certain limited exceptions); and (iii) the expense ratios of certain Funds might decline as a result of the possible increased investment in Delaware Investments by Macquarie Group, as discussed below under “Economies of Scale.”

Management Profitability. At their meeting on September 3, 2009, the Board evaluated DMC’s profitability in connection with the operation of the Funds. The Board had previously considered DMC’s profitability in connection with the operation of the Funds at its May 2009 meeting. At that meeting, the Board reviewed an analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the Funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability.

Other Fund information
(Unaudited)
Delaware Tax-Free Pennsylvania Fund

Board Consideration of New Investment Advisory Agreement (continued)

At the May 2009 meeting, representatives of DMC had stated that the level of profits of DMC, to a certain extent, reflect operational cost savings and efficiencies initiated by Delaware Investments (including DMC and its affiliates that provide services to the Funds). The Board considered Delaware Investments’ efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide U.S. Securities and Exchange Commission initiatives. At that meeting, the Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC. At the September 3, 2009 meeting, DMC advised the Board that DMC did not expect the Transaction to affect materially the profitability of Delaware Investments compared to the level of profitability considered during the May 2009 review. Moreover, the Trustees reviewed pro forma balance sheets of certain key companies in Delaware Investments as of June 30, 2009 (which were provided by Macquarie Group and DMC in response to the Trustees’ requests) and evaluated the projections of Delaware Investments’ capitalization following the Transaction for purposes of evaluating the financial ability of Delaware Investments to continue to provide the nature, extent, and quality of services as it had under the Current Investment Advisory Agreement.

Based on information provided by DMC and Macquarie Group, the Board concluded that DMC and Delaware Investments would be sufficiently capitalized following the Transaction to continue the same level and quality of services to the Funds under the New Investment Advisory Agreements as was the case under the Current Investment Advisory Agreements. The Board also concluded that Macquarie Group had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in Delaware Investments, including DMC, to the extent that Macquarie Group determined it was appropriate. Finally, because services and costs were expected to be substantially the same (and DMC had represented that, correspondingly, profitability would be about the same), under the New Investment Advisory Agreements as under the Current Investment Advisory Agreements, the Trustees concluded that the profitability of Delaware Investments would not result in an inequitable charge on the Funds or their shareholders. Accordingly, the Board concluded that the fees charged under the New Investment Advisory Agreements would be reasonable in light of the services to be provided and the expected profitability of DMC.

Economies of Scale. The Trustees considered whether economies of scale would be realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Trustees took into account DMC’s practice of maintaining the competitive nature of management fees based on its analysis of fees charged by comparable funds. DMC management believed, and the Board agreed, that the Funds were priced with breakpoints and relatively low management fees to reflect potential economies of scale to Fund shareholders.

The Board also acknowledged Macquarie Group’s statement that the Transaction would not by itself immediately provide additional economies of scale given Macquarie Group’s limited presence in the U.S. mutual fund market. Nonetheless, the Trustees concluded that additional economies of scale could potentially be achieved in the future if DMC were owned by Macquarie Group as a result of Macquarie Group’s willingness to invest further in Delaware Investments if appropriate opportunities arise. The Board further concluded that potential economies of scale could be achieved as a result of Delaware Investments’ expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Macquarie Group’s global asset management business.

Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities and that DMC’s profitability would likely be somewhat lower without the benefit of practices with respect to allocating Fund portfolio brokerage for brokerage and research services. The Board also considered that Macquarie Group and Delaware Investments may derive reputational, strategic, and other benefits from their association with the Delaware Investments Family of Funds, including service relationships with DMC, DSC, and Delaware Distributors, L.P., and evaluated the extent to which Delaware Investments might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of Fund brokerage to improve trading efficiencies. However, the Board concluded that (i) any such benefits under the New Investment Advisory Agreements would not be dissimilar from those existing under the Current Investment Advisory Agreements; (ii) such benefits did not impose a cost or burden on the Funds or their shareholders; and (iii) such benefits would probably have an indirectly beneficial effect on the Funds and their shareholders because of the added importance that DMC and Macquarie Group might attach to the Funds as a result of the fall-out benefits that the Funds conveyed.

Board Review of Macquarie Group. The Trustees reviewed detailed information supplied by Macquarie Group about its operations as well as other information regarding Macquarie Group provided by independent legal counsel to the independent Trustees. Based on this review, the Trustees concluded that Delaware Investments would continue to have the financial ability to maintain the high quality of services required by the Funds. The Trustees noted that there would be a limited transition period during which some services previously provided by LNC to Delaware Investments would continue to be provided by LNC after the Closing, and concluded that this arrangement would help minimize disruption in Delaware Investments’ provision of services to the Funds following the Transaction.

Other Fund information
(Unaudited)
Delaware Tax-Free Pennsylvania Fund

Board Consideration of New Investment Advisory Agreement (continued)

The Board considered Macquarie Group’s support for Delaware Investments’ plans for Fund distribution by transferring wholesalers from Lincoln Financial Distributors, Inc., LNC’s retail distributor, to Delaware Investments, and Macquarie Group’s current intention to leave the Funds’ other service providers in place. The Board also considered Macquarie Group’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. Based in part on the information provided by DMC and Macquarie Group, the Board concluded that Macquarie Group’s acquisition of Delaware Investments could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.

Conclusion. The Board concluded that the advisory fee rate under each New Investment Advisory Agreement was reasonable in relation to the services provided and that execution of the New Investment Advisory Agreement would be in the best interests of the shareholders. For each Fund, the Trustees noted that they had concluded in their most recent advisory agreement continuance considerations in May 2009 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Trustees also noted, with respect to the Funds that currently had the benefit of voluntary fee limitations, that Macquarie Group had no present intention to cause DMC to alter any voluntary expense limitations or reimbursements currently in effect. On that basis, the Trustees concluded that the total expense ratios and proposed advisory fees for the Funds anticipated to result from the Transaction were acceptable. In approving each New Investment Advisory Agreement, the Board stated that it anticipated reviewing the continuance of the New Investment Advisory Agreement in advance of the expiration of the initial two-year period.

Change in Independent Registered Public Accounting Firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (“E&Y”) will resign as the independent registered public accounting firm for Delaware Group State Tax-Free Income Trust (the “Fund”) effective April 28, 2010. At a meeting held on February 18, 2010, the Board of Trustees of the Fund, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLC (“PwC”) to serve as the independent registered public accounting firm for the Fund for the fiscal year ending February 28, 2011. During the fiscal years ended February 28, 2009 and February 28, 2010, E&Y’s audit reports on the financial statements of the Fund did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Fund and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Fund nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Fund’s financial statements.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	81	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.2

Private Investor	81	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
		(April 2007–Present)
Investment Manager
Morgan Stanley & Co.
(January 1984–March 2004)

President	81	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)

Executive Vice President		Director — Allied
University of Pennsylvania		Barton Securities Holdings
(April 1995–June 2002)		(From 2005 to 2008)

Founder and	81	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	81	None
Assurant, Inc. (Insurance)
(2002–2004)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 19973
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	81	None
ARL Associates
(Financial Planning)
(1983–Present)

President and	81	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)
Lead Director and Chair of
Audit and Governance
Committees, Member of
Compensation Committee
Digital River, Inc.

Director and Chair of
Governance Committee,
Audit Committee
Member
Rimage Corporation

Director and Chair of
Compensation Committee
Spanlink Communications

Lead Director and Member of
Compensation and
Governance Committees
Valmont Industries, Inc.

Director
Banner Health
(From 1996 to 2007)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	81	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	81	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder		Director
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)		(From 2003 to 2008)
(September 1996–Present)

David F. Connor has served as	81	None4
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	81	None4
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	81	None4
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	81	None4
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall
College
Lancaster, PA
	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Thomas F. Madison President and Chief Executive Officer MLM Partners, Inc. Minneapolis, MN	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers

David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Tax-Free Pennsylvania Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Pennsylvania Fund and the Delaware Investments Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the SEC’s Web site at www.sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     John A. Fry
     Thomas F. Madison
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $31,238 for the fiscal year ended February 28, 2010.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $28,000 for the fiscal year ended February 28, 2009.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended February 28, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended February 28, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended February 28, 2000.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended February 28, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $11,950 for the fiscal year ended February 28, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended February 28, 2010.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $9,550 for the fiscal year ended February 28, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended February 28, 2009.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended February 28, 2010.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended February 28, 2010.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended February 28, 2009.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended February 28, 2009.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $211,664 and $258,664 for the registrant’s fiscal years ended February 28, 2010 and February 28, 2009, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Group State Tax-Free Income Trust

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	May 7, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	May 7, 2010

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	May 7, 2010